UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2008

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

DELEGATION OF AUTHORITY TO RECONSITUTED BOARD OF DIRECTORS

On September 6, 2008, the Director of the Federal Housing Finance Authority, or FHFA, our safety and soundness regulator, appointed FHFA as conservator of Fannie Mae (formally, the Federal National Mortgage Association) in accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992.

Upon its appointment, the conservator immediately succeeded to all rights, titles, powers and privileges of Fannie Mae, and of any stockholder, officer or director of Fannie Mae with respect to Fannie Mae and its assets, and succeeded to the title to all books, records and assets of Fannie Mae held by any other legal custodian or third party. As a result, Fannie Mae’s Board of Directors no longer had the power or duty to manage, direct or oversee the business and affairs of Fannie Mae.

On November 24, 2008, FHFA, as conservator, reconstituted Fannie Mae's Board of Directors and directed Fannie Mae regarding the function and authorities of the Board of Directors. The directors of Fannie Mae shall serve on behalf of the conservator and shall exercise their authority as directed by the conservator.

FHFA further directed that Fannie Mae's Board will have a minimum of nine and not more than thirteen Directors. There will be a non-executive Chairman of the Board, and Fannie Mae’s Chief Executive Officer will be the only corporate officer serving as a director. The initial directors shall be appointed by the conservator, in consultation with the Chairman. Subsequent vacancies may be filled by the Board, subject to review by the conservator.

FHFA further directed that Fannie Mae’s Board will have four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Risk Policy and Capital Committee. The Board and the standing Board committees will function in accordance with the applicable designated duties and with the authorities as set forth in federal statutes, regulations and FHFA examination and policy guidance, Delaware law (for corporate governance purposes) and in Fannie Mae’s bylaws and applicable charters of Fannie Mae’s Board committees in existence as of November 24, 2008, as may be amended with the consent of or by the conservator, or as may be modified by letter to the Board from the conservator. Such duties or authorities may be modified by the conservator at any time. The Board will also have an Executive Committee, as provided in Fannie Mae’s Bylaws.

The conservator also instructed that in taking actions the Board should ensure that appropriate regulatory approvals have been received. In addition, the conservator directed the Board to consult with and obtain the consent of the conservator before taking action in the following areas:

(1) actions involving capital stock, dividends, the Senior Preferred Stock Purchase Agreement between the U.S. Department of the Treasury and Fannie Mae, increases in risk limits, material changes in accounting policy, and reasonably foreseeable material increases in operational risk;
(2) the creation of any subsidiary or affiliate or any substantial non-ordinary course transactions with any subsidiary or affiliate;
(3) matters that relate to conservatorship;
(4) actions involving hiring, compensation and termination benefits of directors and officers at the executive vice president level and above and other specified executives;
(5) actions involving retention and termination of external auditors and law firms serving as consultants to the Board;
(6) settlements of litigation, claims, regulatory proceedings or tax-related matters in excess of a specified threshold;
(7) any merger with or acquisition of a business for consideration in excess of $50 million; and
(8) any action that in the reasonable business judgment of the Board at the time that the action is taken is likely to cause significant reputational risk.

The conservator also instructed the Board to revise the charters for the four standing committees of the Board in consultation with the conservator to reflect merged duties from previously established committees and additional changes that may be necessary or appropriate.

The delegation of authority to the Board becomes effective upon the appointment of at least nine Directors, which occurred on December 18, 2008, as described below. The delegation of authority will remain in effect until modified or rescinded by FHFA, as conservator. The conservatorship has no specified termination date.

APPOINTMENT OF DIRECTORS

On September 16, 2008, the Director of FHFA, acting as conservator for Fannie Mae, announced that FHFA had appointed Philip A. Laskawy as the non-executive Chairman of the Board of Directors of Fannie Mae.

On December 19, 2008, the Director of FHFA, acting as conservator for Fannie Mae, appointed Herb Allison, Fannie Mae’s Chief Executive Officer, as the Board of Directors’ sole employee member and appointed the following non-management members of the Board of Directors of Fannie Mae:

• Dennis R. Beresford;
• William Thomas Forrester;
• Brenda J. Gaines;
• Charlynn Goins;
• Frederick B. "Bart" Harvey III;
• Egbert L. J. Perry;
• David H. Sidwell; and
• Diana L. Taylor.

With the appointment of these directors, the delegation of authority to Fannie Mae’s Board has become effective.

Set forth below is information provided by the directors about their principal occupation, business experience, directorships and other matters.

Herb M. Allison, Jr., 65, has been President and Chief Executive Officer of Fannie Mae since September 2008. Prior to joining the company, Mr. Allison served as Chairman, President and Chief Executive Officer of Teachers Insurance and Annuity Association — College Retirement Equities Fund (TIAA-CREF) from November 2002 to April 2008, and President and Chief Executive Officer of Alliance for Lifelong Learning, a nonprofit distance-education company, from 2000 to 2002. Prior to that, Mr. Allison held several positions during his employment from 1971 to 1999 at Merrill Lynch & Co., including President and Chief Operating Officer from 1997 to 1999. Mr. Allison is a director of Time Warner Inc. He also serves on the Advisory Board of the Yale School of Management, and the Advisory Council of Stanford Business School.

Dennis R. Beresford, 70, has served as Ernst & Young Executive Professor of Accounting at the J.M. Tull School of Accounting, Terry College of Business, University of Georgia since 1997. From 1987 to 1997, Mr. Beresford served as Chairman of the Financial Accounting Standards Board, or FASB, the designated organization in the private sector for establishing standards of financial accounting and reporting in the U.S. From 1961 to 1986, Mr. Beresford was with Ernst & Young LLP, including ten years as a Senior Partner and National Director of Accounting. In addition, Mr. Beresford served on the SEC Advisory Committee on Improvements to Financial Reporting. Mr. Beresford is a member of the Board of Directors and Chairman of the Audit Committee of Kimberly-Clark Corporation and Legg Mason, Inc. He is a certified public accountant. Mr. Beresford has been a Fannie Mae director since May 2006.

William Thomas Forrester, 60, served as Chief Financial Officer of The Progressive Corporation from 1999 until his retirement in March 2007, and served in a variety of senior financial and operating positions with Progressive prior to that time. Mr. Forrester serves as a director of The Navigators Group, Inc.

Brenda J. Gaines, 59, served as President and Chief Executive Officer of Diners Club North America, a subsidiary of Citigroup, from October 2002 until her retirement in April 2004. She served as President, Diners Club North America, from February 1999 to September 2002. From 1988 until her appointment as President, she held various positions within Diners Club North America, Citigroup and Citigroup’s predecessor corporations. She also served as Deputy Chief of Staff for the Mayor of the City of Chicago from 1985 to 1987 and as Chicago Commissioner of Housing from 1983 to 1985. In addition, Ms. Gaines serves as a director of Office Depot, NICOR, Inc. and Tenet Healthcare Corporation. Ms. Gaines has been a Fannie Mae director since September 2006.

Charlynn Goins, 66, served as Chairman of the Board of Directors of New York City Health and Hospitals Corporation from June 2004 to October 2008. She also served on the Board of Trustees of The Mainstay Funds, New York Life Insurance Company’s retail family of funds, from June 2001 through July2006 and on the Board of Directors of The Community’s Bank from February 2001 through June 2004. Ms. Goins serves as the Vice Chairman of the New York Community Trust, and as a trustee of the Brooklyn Museum of Art. She also serves as a director of AXA Financial Inc. and its subsidiaries AXA Equitable and MONY Life.

Frederick B. "Bart" Harvey III, 59, retired in March 2008 from his role as chairman of the Board of Trustees of Enterprise Community Partners, a provider of development capital and technical expertise to create affordable housing and rebuild communities. He joined Enterprise in 1984, and a year later became vice chairman. Mr. Harvey was Enterprise’s chief executive officer from 1993 to 2007. Before joining Enterprise, Mr. Harvey served in various domestic and international positions with Dean Witter Reynolds, leaving as managing director of Corporate Finance. Mr. Harvey has been a Fannie Mae director since August 2008.

Egbert L. J. Perry, 53, is the Chairman and Chief Executive Officer of the Integral Group LLC. Founded in 1993 by Mr. Perry, Integral is a real estate advisory, investment management and development company based in Atlanta. Mr. Perry has over 29 years experience as a real estate professional, including work in urban development, developing and investing in mixed-income, mixed-use communities, affordable/work force housing, and commercial real estate projects in markets across the country. Mr. Perry has served since 2002 as a director of the Federal Reserve Bank of Atlanta, where his term will expire on December 31, 2008. He also serves as a director of Atlanta Life Financial Group and the Advisory Board of the Penn Institute for Urban Research and as a trustee of the University of Pennsylvania and Children's Healthcare of Atlanta.

David H. Sidwell, 55, served as Chief Financial Officer of Morgan Stanley from March 2004 to October 2007 and as an Executive Vice President from March 2004 to May 2007. From 1984 to March 2004, Mr. Sidwell worked for JPMorgan Chase & Co. in a variety of financial and operating positions, most recently as Chief Financial Officer of JPMorgan Chase's investment bank from January 2000 to March 2004. Mr. Sidwell serves as a Trustee of the International Accounting Standards Committee Foundation. Mr. Sidwell also serves as a director of UBS AG.

Diana L. Taylor, 53, has been a Managing Director for Wolfensohn & Company, a strategic consulting and investment firm, since March 2007. She served as the Superintendent of Banks for the state of New York from 2003 to 2007. Ms. Taylor serves as a trustee of Dartmouth College and as a director of Allianz Global Investors, Brookfield Properties Corporation and Sotheby’s.

BOARD COMMITTEE APPOINTMENTS

Although the Board has not yet finalized the Board committee assignments for the directors, we expect the directors will be appointed to the Board’s committees as follows:

Executive Committee. Philip Laskawy will serve as Chair, and Herb Allison, Dennis Beresford, Brenda Gaines, and Charlynn Goins will also serve as members of the Executive Committee.

Audit Committee. Dennis Beresford will serve as Chair, and William Forrester, Brenda Gaines, and Charlynn Goins will also serve as members of the Audit Committee.

Compensation Committee. Brenda Gaines will serve as Chair, and Dennis Beresford, David Sidwell, and Diana Taylor will also serve as members of the Compensation Committee.

Nominating and Corporate Governance Committee. Charlynn Goins will serve as Chair, and Bart Harvey, William Forrester, Philip Laskawy, and Egbert Perry will also serve as members of the Nominating and Corporate Governance Committee.

Risk Policy and Capital Committee. Phil Laskawy will serve as Chair, and Bart Harvey, Egbert Perry, David Sidwell, and Diana Taylor will serve as members of the Risk Policy and Capital Committee.

TRANSACTIONS INVOLVING THE INTEGRAL GROUP

Over the past seven years, Fannie Mae's Housing and Community Development business has invested indirectly in seven low-income housing tax credit (LIHTC) limited partnerships in which entities controlled by the Integral Group serve as the general partner and manage the underlying properties. Mr. Perry is the Chairman and Chief Executive Officer of the Integral Group. As of December 24, 2008, Fannie Mae continues to hold six of these investments. Fannie Mae believes that Mr. Perry has no material direct or indirect interest in these transactions. Mr. Perry has informed us that Integral intends to accept no further investments from Fannie Mae or its affiliates.

COMPENSATION ARRANGEMENTS WITH FANNIE MAE DIRECTORS

In accordance with new non-management director compensation practices approved by FHFA, each Fannie Mae non-management director other than Mr. Laskawy, the non-executive chairman of Fannie Mae’s Board of Directors, will be paid a cash retainer at a rate of $160,000 per year for serving as a Board member. As chairman, Mr. Laskawy will be paid an annual cash retainer at a rate of $290,000 per year. In addition, the Audit Committee Chairman will be paid an additional $25,000 per year, the Risk Committee Chairman will be paid an additional $15,000 per year, and the chairmen of the Compensation Committee and the Nominating and Corporate Governance Committee of the Board and each member of the Audit Committee will be paid an additional $10,000 per year.

Mr. Allison will not receive any compensation for his service as a member of Fannie Mae’s Board of Directors.

Fannie Mae directors will no longer receive restricted stock awards.

INDEMNIFICATION AGREEMENTS

In accordance with its customary practice, Fannie Mae is entering into indemnification agreements with its directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

December 24, 2008	By:	/s/ Herbert M. Allison, Jr.

Name: Herbert M. Allison, Jr.
Title: Chief Executive Officer